Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA

Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

DataBank, Ltd. 400 South Akard Street, Suite 100 Dallas, Texas 75202

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of DataBank Issuer, LLC and DataBank Co-Issuer, LLC Secured Data Center Revenue Term Notes, Series 2021-2. DataBank, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Tenant Lease Data File and Data Center Site Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Tenant Lease Data File and Data Center Site Data File. Additionally, Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Deutsche Bank, on behalf of the Company, provided us with (i) on September 15, 2021, a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of May 31, 2021, with respect to 19 data center sites (the “Data Center Sites”) and (ii) on September 9, 2021, a computer-generated data file and related record layout (the “Tenant Lease Data File”) containing data, as represented to us by the Company, as of May 31, 2021, with respect to each of the 4,051 tenant leases related to the Data Center Sites (the “Tenant Leases”).

At the instruction of the Company, we (i) selected each Data Center Site that had a current lease term greater than zero (the “Sample Sites”) and (ii) randomly selected (a) one Tenant Lease from each of the 25 organizations with the highest operational MMR, as set forth on the Tenant Lease Data File (the “Top 25 Sample Tenant Leases”) and (b) 100 Tenant Leases from the remaining 4,026 Tenant Leases (the “100 Random Tenant Leases”).

The Top 25 Sample Tenant Leases and 100 Random Tenant Leases are collectively and hereinafter referred to as the “Sample Leases.”

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics
1.	Facility (for informational purposes only)	5.	KW load
2.	Current lease term	6.	Square foot capacity
3.	Additional lease options	7.	Square foot occupied
4.	KW capacity

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of May 31, 2021 (the “Property Schedules”).

The data center site documents indicated above and any other related documents provided in support of the Data Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Leases:

For each of the Sample Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Tenant Lease Data File and indicated below.

Tenant Lease Characteristics
1.	Order number (for informational purposes only)	6.	Early termination fee %
2.	Organization	7.	Renewal term
3.	Location	8.	Operational MMR
4.	Initial term	9.	Contract start date
5.	Escalator %	10.	Contract end date

We compared Tenant Lease Characteristics 2. through 10. to the master lease agreement, service order, invoice or completion notice (collectively, the “Lease Agreement”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Tenant Lease Characteristic 3., a location of (i) “KC1” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI1” (as set forth on the Lease Agreement); (ii) “KC2” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI2” (as set forth on the Lease Agreement); (iii) “KC3” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “MCI3” (as set forth on the Lease Agreement) and (iv) “DFW1” (as set forth on the Tenant Lease Data File) is deemed to be “in agreement” with a location of “DAL_TX” (as set forth on the Lease Agreement);

•	with respect to our comparison of Tenant Lease Characteristic 8., differences of 2.5% or less of the operational MMR indicated on the Tenant Lease Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Tenant Lease Characteristics 9. and 10., differences of 30 days or less are deemed to be “in agreement.”

Member of Deloitte Touche Tohmatsu Limited

The tenant lease documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites or Sample Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File or Tenant Lease Data File, as applicable, were found to be in agreement with the above mentioned Data Center Site Documentation and Tenant Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or Tenant Leases underlying the Data Center Site Data File or Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Tenant Lease Data File and Data Center Site Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 7, 2021

 Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in operational MRR.
2	Four differences in contract start date.
3	One difference in contract end date.
4	Four instances where we were unable to verify the operational MRR.
5	Five instances where we were unable to verify the contract start date.
6	Five instances where we were unable to verify the contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Sample Lease number	Tenant Lease Characteristic	Characteristic set forth on the Tenant Lease Data File	Characteristic set forth on the Lease Agreement

1	8165	Operational MRR	$1,273.30	$1,320.05
1	9357	Operational MRR	$137.76	$162.16
2	4676	Contract start date	7/6/2017	7/31/2015
2	4704	Contract start date	9/1/2017	9/1/2015
2	7328	Contract start date	6/1/2021	10/1/2012
2	8203	Contract start date	3/1/2018	3/1/2016
3	11404	Contract end date	6/27/2021	12/16/2020

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 7, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Tenant Lease Characteristics for the related Sample Lease:

Exception Description Number	Sample Lease number	Tenant Lease Characteristic not verified

4	10387	Operational MRR
4	13958	Operational MRR
4	6101	Operational MRR
4	8391	Operational MRR
5	13292	Contract Start
5	13958	Contract Start
5	5213	Contract Start
5	6101	Contract Start
5	8415	Contract Start
6	13292	Contract End
6	13958	Contract End
6	5213	Contract End
6	6101	Contract End
6	8415	Contract End

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.